Exhibit 99.2

The Future of Manufacturing DISRUPTIVE ADVANCED MANUFACTURING ECOSYSTEMS © Essentium 2021 – Confidential

Disclaimer and Risk Factors

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Essentium, Inc. ("Essentium") and Atlantic Coastal Acquisition Corp. ("ACAH") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Essentium, ACAH, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Essentium or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Essentium and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination, including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, the services offered by Essentium and the markets in which it operates, and Essentium's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of ACAH's securities, (ii) the risk that the Proposed Business Combination may not be completed by ACAH's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACAH, (iii) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of ACAH's and Essentium's stockholders, the satisfaction of the minimum trust account amount following redemptions by ACAH's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the Proposed Business Combination on Essentium's business relationships, performance, and business generally, (vii) risks that the Proposed Business Combination disrupts current plans of Essentium and potential difficulties in Essentium employee retention as a result of the Proposed Business Combination, (viii) the outcome of any legal proceedings that may be instituted against Essentium or against ACAH related to the agreement and plan of merger or the Proposed Business Combination, (ix) the ability to maintain the listing of ACAH's securities on The Nasdaq Stock Market LLC, (x) the price of ACAH's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Essentium plans to operate, variations in performance across competitors, changes in laws and regulations affecting Essentium's business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, (xii) the enforceability of Essentium's intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xiii) risks related to Essentium's ability to achieve and maintain profitability and generate cash, (xiv) costs related to the Proposed Business Combination and the failure to realize anticipated benefits of the Proposed Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xv) the potential inability of Essentium to manage growth effectively, (xvi) Essentium's dependence on senior management and other key employees and (xvii) the risk of downturns in the highly competitive additive manufacturing industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of ACAH's Registration Statement on Form S-1, Quarterly Reports on Form 10-Q, the Registration Statement (as defined below), the proxy statement/consent solicitation statement/prospectus to be contained therein, and the other documents filed by ACAH from time to time with the U.S. Securities and Exchange Commission (the "SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Essentium and ACAH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Essentium nor ACAH gives any assurance that either Essentium or ACAH, respectively, will achieve its expectations.

Additional Information and Where to Find It

This document relates to the Proposed Business Combination between Essentium and ACAH. ACAH intends to file a registration statement on Form S-4 relating to the Proposed Business Combination (the "Registration Statement"), which will include a proxy statement/prospectus of ACAH and a consent solicitation statement of Essentium. The proxy statement/consent solicitation statement/prospectus will be sent to all ACAH and Essentium stockholders. ACAH will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of ACAH and Essentium are urged to read the Registration Statement, the proxy statement/consent solicitation statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACAH through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACAH may be obtained free of charge from ACAH's website at www.atlanticcoastalacquisition.com or by written request to ACAH at Atlantic Coastal Acquisition Corp., 6 St Johns Lane, Floor 5, New York, New York 10013.

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© Essentium 2021 – Confidential
ESSENTIUM

Disclaimer and Risk Factors (Cont'd)

Participants in Solicitation
ACAH and Essentium and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ACAH's stockholders in connection with the Proposed Business Combination. Information about ACAH's directors and executive officers and their ownership of ACAH's securities is set forth in ACAH's filings with the SEC, including ACAH's Registration Statement on Form S-1 filed with the SEC on March 2, 2021. To the extent that holdings of ACAH's securities have changed since the amounts printed in ACAH's Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Industry and Market Data
This presentation has been prepared by Essentium and ACAH and includes market data and other statistical information from sources believed by Essentium and ACAH to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Essentium or ACAH, which in each case are derived from its review of internal sources as well as the independent sources described above. Although Essentium and ACAH believe these sources are reliable, Essentium and ACAH have not independently verified the information and cannot guarantee its accuracy and completeness.

Financial Information; Non-GAAP Financial Measures
The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement to be filed by ACAH with the SEC and the proxy statement/consent solicitation statement/prospectus contained therein. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, Operating Free Cash Flow and Operating Free Cash Flow Margin, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Essentium and ACAH believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Essentium's financial condition and results of operations. Essentium's management uses these non-GAAP measure for trend analyses and for budgeting and planning purposes.

Essentium and ACAH believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing Essentium's financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Essentium's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Essentium's audited financial statements, which will be included in the Registration Statement.

No Offer or Solicitation
This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Use of Projections
This Presentation contains projected financial information with respect to Essentium and ACAH. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts are achieved.

Trademarks
This Presentation contains trademarks, service marks, trade names and copyrights of ACAH, Essentium and other companies, which are the property of their respective owners.

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© Essentium 2021 – Confidential
ESSENTIUM

Today’s Speakers Blake Teipel, Ph.D . CEO Jonathan Baliff Interim CFO Shahraab Ahmad Chairman and CEO Burt Jordan President © Essentium 2021 – Confidential 4

Overview of Atlantic Coastal Acquisition Corp. Management Team

ATLANTIC COASTAL

What We Offer

$345mm Equity Capital to Fuel Growth Initiatives	Extensive Track Record of Fundraising
Strong Institutional Investor Relationships	Supply Chain and Procurement Expertise

Focus on ESG-Centric Opportunities

Who We Are



Shahraab Ahmad | Chairman and CEO

- Founded Decca Capital in 2014 and served as CIO through 2018
- Early-stage technology investor since 2012
- Managed multiple $1bn+ portfolios from 2005 – 2018



Burt Jordan | President

- Executive at Ford from July 1999 until July 2020
- Named the 2020 CPO of the Year by the National Minority Supplier Development Council
- 10 years in leadership capacity at GM, Toyota, and United Technologies



Tony Eisenberg | CSO

- Managing Director of Tappan Street, a multi-strategy family office with an ESG orientation
- Board member at Komma, an urban mobility vehicle company
- Co-founder of Palo Santo VC

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• Atlantic Coastal Acquisition Corp. (NASDAQ: ACAH) is a publicly listed Special Purpose Acquisition Company with $345mm in cash in trust 1 • $42mm in PIPE commitments Transaction Structure © Essentium 2021 – Confidential Transaction Summary • $974mm enterprise value • Projected 4.6x 2023E Revenue of ~$212mm offers an attractive valuation relative to peers • $300mm earn - out subject to share appreciation 2 • 50% earned at $15.00 • 50% earned at $20.00 Valuation • $346mm in cash on the balance sheet post - transaction 1 • Cash to fund organic growth initiatives and execute on existing M&A pipeline Capital Structure • Essentium existing shareholders along with convertible note holders are rolling over 100% of their equity • 64.0% Existing Essentium Shareholders and Convertible Note Holders; 32.8% SPAC and Founder shares; 3.2% PIPE investors 3 Ownership 1) Assumes no redemptions by Atlantic Coastal Acquisition Corp.’s existing shareholders and transaction expenses of approximately $50mm 2) 50% of the earn - out shares to be released on the date on which the closing price of the surviving company’s common stock equals or exceeds $15.00 per share for any 20 trading days within a 30 - trading day period following the closing of the acquisition, and the remaining 50% of the earn - out shares to be released on the date on which the closing price of the surviving company’s common stock equals or exceeds $20.00 per share for any 20 trading days within a 30 - trading day period following the closing of the acquisition 3) See page 46 for detailed transaction overview for key assumptions and other details 6

Why Essentium? © Essentium 2021 – Confidential 7

Overview of Essentium

150+ Patents[1]	**~$30mm** DoD Contracts[2]
$3.4bn Lifetime Value of Total Revenue Opportunity[3]	**~$318bn** TAM[4]

- Leading developer of advanced additive manufacturing systems, addressing high-reliability and high-velocity applications
- Creates new bespoke market opportunities by matching strength of injection molding and metal casting while maintaining a lower total cost of ownership ("TCO")
- Broad materials portfolio across polymer, composite, and metals
- Technology validated by marquee customer base, including the Department of Defense ("DoD")


ESSENTIUM

Select Customers

Department of Defense, Air Force, Lockheed Martin, Delta, Reebok, Toyota Tsusho, L3Harris, Raytheon Technologies, TTM Technologies, Ford, Mitsubishi Chemical

Speed, Strength, and Low TCO Unlocks Groundbreaking Value for Additive Manufacturing Applications

1) Includes both pending and awarded patents
2) Includes both pending and awarded contracts as of 9/1/2021. DOD maintains the ability to terminate any contracts
3) As assessed by Essentium management, total revenue opportunity includes lifetime value of machine including initial machine purchase, yearly materials purchase and software over a 10-year machine life
4) TAM defined in detail on page 21

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© Essentium 2021 – Confidential

ESSENTIUM

Proven Innovation Platform Poised To Disrupt Traditional Manufacturing

Product Development and Pipeline Cultivation

2013-2016

- Essentium Materials launched
- Developed Essentium's first 3D printer extrusion hardware
- Won numerous industry awards
- Initial FlashFuse™ technology translated from bench to system

2017-2018

- Built prototype systems
- First commercial product launched
- Launched industrial filament line in partnership with BASF
- Launched numerous, multi-layered materials

2019-2020

- ~$27mm DoD STRATFi contract awarded, with 17 units shipped
- Won critical customers / partnerships with Burloak, Flex, Reebok, and numerous others
- Shipped first units internationally

Rapid Commercialization

2021-2023+

- Emphasis on systems and materials go-to-market and commercialization
- Essentium selected for incremental contract from U.S. Air Force to develop disruptive metals additive technology
- Continue developing new materials and systems capabilities including 5G integration, military-grade encryption, and edge computing for truly distributed manufacturing and operations within a challenged logistics environment
- Develop highly secure end-to-end data security / custody chain generated from smart machines, a robust user network, and holistic factory floor ecosystem

Eight years of successful product development and pipeline cultivation has prepared Essentium for the next phase of rapid commercialization

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Advanced Manufacturing Ecosystem Provider That Scales Like Subtractive Manufacturing © Essentium 2021 – Confidential Disruptive Advanced Manufacturing Ecosystem Provider with Proven Technology 1 ) Denotes Aerospace and Defense 2 ) TAM defined in detail on page 21 3 ) TAM defined in detail on page 21 10 • End - to - end offerings across systems, materials, software, and services that enable a new distributed and sustainable manufacturing paradigm • One of the only platforms capable of producing parts that match the strength of injection molding and metal casting at a disruptive total cost of ownership (“TCO”) Global Marquee Customer and Partner Base • Serves very demanding A&D 1 and government customers including the DoD, the U.S. Air Force, the U.S. Navy, Lockheed Martin, L3Harris, and Rolls Royce • Blue - chip relationships include other high - reliability, high - velocity customers, and industry - leading materials and technology p artners Large Addressable Market Opportunity • Addresses a $209bn TAM derived from relevant DoD applications, global machine tooling, jigs & fixtures, and thermoplastics markets 2 • Clear path to unlocking incremental $109bn metal printing and engineering software market opportunities, addressing a long - term TAM of ~$318bn 3 Highly - Advanced Technology • Essentium’s printing speeds are 5x - 15x faster compared to traditional additive manufacturing players 4 • Supported by 150+ 5 patents across polymer and metal systems, processes, and materials Comprehensive Industrial Materials • Materials - first heritage has led to a robust offering of proprietary materials including differentiated multi - layered 3D filaments • Provides a unique, third party systems - compatible portfolio of 50+ materials allowing for the production of the widest range of end - use parts Compelling Financial Combination of Significant Revenue Growth with Outstanding Unit Economics • Significant growth pipeline of 280+ customers, comprising ~$3.4 billion 6 in addressable revenue opportunities • “Razor / Razor - blade” model with a long tail of recurring revenue from materials, software and services (~4.8x of initial sale), supporting gross margin expansion and outstanding system economics Transaction with Compelling Near - Term Valuation and Long - Term Upside • Essentium has near - term revenue growth that is over 10.8x 7 the median of the selected peers • Compelling valuation upside compared to both Additive Manufacturing companies that have recently announced de - SPACs and well - established publicly traded high - growth peers that have lower growth and higher EV / EBITDA multiples Premier Management Team • Founder - led management team with deep scientific background spanning material science, semiconductor robotics, chemistry, and engineering • Bolstered by industry veterans who are supply chain experts and skilled manufacturing operators 6) As assessed by Essentium management. Active pipeline includes lifetime value of machine including initial machine purchase, yearly materials purchase and software over a 10 - year machine life 7) Near - term growth rate defined as 2021E - 2023E per consensus estimates 4) As compared using the Essentium HSE 280i vs. next closest industrial extrusion polymer printer 5) Includes awarded and pending patents

Advanced Manufacturing Ecosystem Provider That Scales Like Subtractive Manufacturing © Essentium 2021 – Confidential 11

Essentium Enables the Realization of a Truly Distributed and Sustainable Manufacturing Paradigm

FREQUENT GLOBAL DISRUPTIONS LEAVE EXISTING SUPPLY CHAIN MODELS INSUFFICIENT

Supply chain difficulties are escalating



Trade Wars



Extreme Weather



Distribution Bottlenecks


COVID-19 PANDEMIC

Pandemic

Existing global supply chain models are deficient



Outsourced
- ✗ Supply chain transparency
- ✗ On-time / real-time manufacturing



Reshore
- ✗ High-cost manufacturing footprint
- ✗ Limited access to scale

ESSENTIUM ENABLES A SUPERIOR SOLUTION



Regional Distributed Production
- ✓ Supply chain transparency
- ✓ On-time / real-time manufacturing
- ✓ Flexible inventory management
- ✓ Highly competitive TCO

+


ESG

Clear Sustainability Advantage
- ✓ Waste Reduction: Eliminates >70% waste vs. subtractive machining[1]
- ✓ Limits Carbon Footprint: On-site printing reduces heavy logistics requirements

1) Company estimates of ~30% retained mass for typical Computerized Numerical Control (CNC) machined parts

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© Essentium 2021 – Confidential

ESSENTIUM

Full Stack Advanced Manufacturing Ecosystem Provider

Solutions Currently Offered

Polymer Additive Systems
- 5-15x faster than traditional additive manufacturing
- Rapid-response extrusion system improves data accuracy throughout the build
- DoD actively qualifying

Advanced Polymers and Composites
- 50+ materials
- 30+ material patents[1]
- Heat and chemical resistant

Holistic Service Offering
- Part development support
- Installation, maintenance, and repair
- In-depth training platform



ESSENTIUM

Comprehensive Ecosystem Enabling Advanced Manufacturing

Solutions in Near-Term Development

Cloud and Edge Computing
- On-board data analysis capabilities will facilitate machine-based decisioning
- Closed-loop analysis provides real-time feedback
- Locally-enabled repositories

Software, Security, and Digital Thread
- Digital suite combines build-prep, workflow, and data analytics for additive manufacturing ("AM") and subtractive
- Tailored for manufacturing floors
- Platform agnostic

Metal Additive Systems and Consumables
- Parts produced are comparable to castings and forgings
- Minimal post-processing required
- R&D in partnership with the U.S. Air Force

1) Includes both pending and awarded patents

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ESSENTIUM

$0 $20 $40 $60 $80 $100 $120 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 © Essentium 2021 – Confidential 14 Other Advanced Additive Manufacturing Injection Molding (End - use parts) Essentium Has Achieved Groundbreaking Value for Additive Manufacturing… Traditional Additive Manufacturing … by combining the strength and uniformity of injection molding… …with an operating cost profile of large batch production ESSENTIUM’S SOLUTIONS CAN ADDRESS FULL SCALE PRODUCTION RUNS COST - EFFECTIVELY ~1,700 parts Cost Per Part Total Job Size (in thousands) ~10,000 parts Injection Molding Essentium HSE Traditional Extrusion AM Essentium is cost competitive with injection molding to production runs of ~10,000 parts, addressing a significantly broader spectrum than traditional extrusion AM ZX Tensile Strength

Global Marquee Customer and Partner Base © Essentium 2021 – Confidential

16 Cumulative Essentium System Sales to the DoD PROVEN ABILITY TO CROSS - SELL TO OTHER BRANCHES AND WIN FOLLOW - ON INNOVATION AWARDS DUE TO DEMONSTRATED SUCCESS 17 1 31 2022E 2023E 78 122 Tremendous Momentum with a Demanding Partner 26 Systems Delivered 7 Existing Department of Defense Customers ~$30mm Total Value of Contracts to Date 1 2021E 2020A 2019A 1) Includes both pending and awarded contracts as of 9/1/2021 2) 2021 AFRL & AFWERX award © Essentium 2021 – Confidential Metals Contract Win With US Air Force, which includes applications for US Space Force 2

DoD Represents a $20bn TAM Opportunity for Essentium

1. Modernization and readiness of Armed Forces is a top priority to ensure the U.S. military remains the best trained and most well-equipped force in the world
2. Critical contributing factor for sustaining readiness is reliable, predictable, and on-time funding
3. Military is committed to heavily fund the armed forces for sustainability and readiness
4. Essentium's deep history with the DoD and best-in-class materials capabilities creates opportunities to address many of the DoD's needs
5. Essentium's distributed model and key partnerships with market-leading software companies are positioned to create military-grade digital capabilities to the manufacturing floor



~$100bn
Military Strategic Readiness Budget[1]
~$65bn
Sustainment & Readiness Budget
~$20bn
DoD Spend Available to Essentium

DoD Vision for Additive-enabled Transformation of Supply Chain, Sustainment, and Distributed Manufacturing

- Aviation and ground vehicles communicate real-time health status to the DoD secure cloud
- Operational status queried against repository of qualified part profiles
- Suitable matches to be sent to deployed AM assets to begin production of critical service parts – even when an aircraft is still in flight



Cloud-Connected Repository
In-Flight Need
Distributed Manufacturing Sites

Source: United States Department of Defense FY 2022 Budget Request and management estimates
1) Military Strategic Readiness budget defined as the portion of the overall DoD budget allocated to fund Joint Force strategic military readiness and preparedness through investments in modernizing capabilities across all branches of the Armed Forces

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© Essentium 2021 – Confidential

ESSENTIUM

Government / Military © Essentium 2021 – Confidential Customers and Partners Have Validated Essentium’s Solutions 18 Aerospace and Defense Industrial Biomedical Automotive and Mobility Contract and Electronics Mfg. Services Selected Corporate Partnerships

Large Addressable Market Opportunity

Essentium's Advanced Additive Offering Unlocks a Significant Commercial Opportunity Today

$209bn[1] TAM Today:

Relevant DoD applications and Global Machine Tooling, Jigs & Fixtures, and Thermoplastics



Opportunity Addressed by Additive Manufacturers Including Essentium
Additional Opportunity Unlocked by Essentium
Mass Production
Production Ramp Off
Production Ramp Up
Functional Prototypes
Visual Prototypes
Concept Models
Low Volume / Specialized Products
Production Tools
Spare Parts Production
In the Office
During Ramp
In Production
End of Life

SUPERIOR PRODUCT STRENGTH AND UNIFORMITY ALLOW ESSENTIUM TO ADDRESS A RANGE OF COMMERCIAL USE CASES TODAY

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1) TAM defined in detail on page 21

© Essentium 2021 – Confidential

ESSENTIUM

Essentium's Metal Additive and Digital Manufacturing Initiatives Significantly Expand the Company's Initial TAM



$318bn Overall TAM
$23bn[4]
Global Engineering Software and Digital Thread TAM
$85bn[3]
Global Metal Forging, Plastic Machinery, and Engineered Thermoplastics TAM
$209bn TAM Today
$20bn DoD TAM[2]
$20bn DoD TAM[2]
$189bn[1]
Global Machine Tooling, Jigs & Fixtures, and Thermoplastics TAM
$189bn[1]
Global Machine Tooling, Jigs & Fixtures, and Thermoplastics TAM
Evolution of TAM
Evolution of Essentium's Advanced Manufacturing Platform

Third Phase

- Launch of build-prep and workflow software and the next-generation network protocol will mark the beginning of the Third Phase
- Essentium expects to facilitate broad-based connected additive and subtractive machine network through development of standardized communication protocols
- TAM penetration strategy will focus on deploying software solution across Essentium's installed base

Second Phase

- Expected launch of HSE M280i in 2023 will mark the beginning of the Second Phase
- Anticipated to unlock the metal tooling market with high-quality targeted metallurgies
- TAM expected to be rapidly penetrated by cross-selling Essentium metal systems to existing blue-chip customers

~$209BN INITIAL TAM TO EXPAND TO ~$318BN WITH THE LAUNCH OF THE SECOND AND THIRD PHASES

1) 2020 Technavio Global Machine Tools, 2020 The Business Research Company Global Special Die and Tool, Die Set, Jig and Fixture Manufacturing and 2019 IHS Thermoplastics
2) United States Department of Defense FY 2022 Budget Request
3) 2020 The Business Research Company Global Forging and Stamping, Estimated TAM value for 2021
4) IDC 2020 market data

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ESSENTIUM

© Essentium 2021 – Confidential 22 Premier Management Team

Irvine Austin Detroit HQ New York © Essentium 2021 – Confidential 23 Premier Management Team with Global Presence to Capture Essentium’s Large and Growing Customer Demand Elisa Teipel, Ph.D. C hief D evelopment O fficer Blake Teipel, Ph.D. CEO Lars Uffhausen COO Erik Gjovik C hief S upply Chain O fficer Blake Mosher C hief C ommercial O fficer Jeff Lumetta CTO MORE THAN 180 YEARS COMBINED OF RELEVANT EXPERIENCE Jonathan Baliff Interim CFO Querétaro, Mexico Lyon, France Barcelona, Spain Heidelberg, Germany Singapore Shanghai, China 1) Built T1 companies serving OEMs in multiple verticals 1 1

Highly Advanced Technology

Proprietary Advanced Systems Technology


ESSENTIUM
ESSENTIUM
ESSENTIUM

X-Y All Linear Motion System

Speed and Precision: Utilizes linear, servo-driven X-Y stage. Achieves 3G acceleration and 1m / sec speed at 1μ precision (vs. leading incumbents' 150μ)[1]

Ti-64 Heated Nozzle

Durability: High wear resistance and one of the sharpest heat breaks; provides rapid response and high-temperature capabilities

IDEX Dual-Head

Speed: One of the only independent dual-head extrusion systems with multiple modes, advancing speed 5-15x faster than the closest industrial extrusion polymer printer

FlashFuse[TM, 2]

Strength: Provides uniform mechanical properties, unlocking functional end-use parts

Advanced Metal Printing[3]

Speed / Strength: Significant strength and end-to-end process speed advantages over binder jetting and powder bed fusion[4]

1) Technical data as provided in publicly available documentation
2) Anticipated shipping Q4 '21
3) Expected to be launched in 2022
4) Company estimates

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ESSENTIUM

Fast and Cost-Effective Scale Solution

Essentium's Disruptive Approach: High Speed Extrusion (HSE)



61 Minutes
Time to Part

~295X
Parts Printed in 30 Days

VS

Leading Incumbent Approach: Fused Deposition Modeling (FDM)



560 Minutes
Time to Part

32X
Parts Printed in 30 Days

Cost Savings Over Incumbent Air Force FDM Solution[1]

RSO

Part Type	Average Cost Savings with Essentium's HSE Technology
Tow Bar	80%
Bolt Carriage Inspection Tool	81%
Ground Support Split Cooling Duct	79%

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1) Based on independent third-party analysis

© Essentium 2021 – Confidential

ESSENTIUM

© Essentium 2021 – Confidential 27 Metal printing method supported by growing patent portfolio (five patents to date, with three more in process 1 ) Essentium metals provide increased ductility, broad - based metallurgies, and micro - structures on par with castings and forgings Technology provides energy - efficient deposition, eliminating porosity, and minimizing warpage during build Method has solved metal manufacturing challenges and has gained support and funding from the U.S. Air Force to commercialize the process Enables the production of safety - critical end - use parts in aerospace applications Unique Metal Additive Manufacturing Method Microstructure and metallurgy advantages enabling broad - scale uses in every major industrial vertical Our material format alleviates the EHS 2 and explosivity risk prevalent in other material formats 1) Includes pending patents 2) Environmental, Health, and Safety

Transformational Data - Capture © Essentium 2021 – Confidential 28 Nominal Representation of Competitor HSE 280i Log File (14x faster sampling rate) • Super fast data streams (16,000Hz) 14x faster per variable 1 than traditional AM • Enables real - time capture of critical parameters • Built for ecosystem integration • Data can be mined for in - process QC and QA • Build code can be post - processed to correct for machine - to - machine variation, providing uniform manufacturing across a fleet of machines • Data from Essentium HSE installations separated by time and space can be compared, optimizing throughput and value return TRANSFORMATIONAL RESOLUTION DATA CAPTURE RESULTS IN HIGHER YIELDS AND LOWER DEFECTS, ENABLING DISTRIBUTED AND HIGHLY AGILE MA NUF ACTURING 1) Estimates based on publicly available information from competitor technical data sheets

Comprehensive Industrial Materials

Comprehensive Industrial Materials

Extensive patented materials portfolio...

50+ Materials	**Polymer**	• Significant range of aerospace and biomedical grade super-plastics • Broad industry line-up of extrusion elastomers • Engineering- and commodity-grades that service many manufacturing applications
30+ Materials Patents[1]	+	
20+ Trademarks	**Composite**	• Comprehensive carbon fiber line available for light-weighting applications[2] • Proprietary portfolio of patented nanomaterial blends • Cleanroom-safe materials for circuit boards and electronic device manufacturing
10 Material Scientists	+	
	Metal	• High-quality metallurgies at the heart of Essentium's strategy • Strong pull through from aerospace and government partnerships • Leveraging world's established metal supply chain in lieu of expensive / volatile metal powder solutions

...with highly unique properties

Highly Distinguished Mechanical Properties



High-volume fraction fiber-filled core
Tough polymer casing
Non-marking, non-marring, and non-sloughing
Surface-enriched MWNT[3] filament

Materials Span Across the Spectrum of Electrical Conductivity



Ω
-8 -6 -4 -2 0 2 4 6 8 10 12 14 16 18
Ω
Conductive
Dissipative
Insulating
Metals
EMI
ESD
Thermoplastics

PURPOSE-BUILT MATERIALS ADDRESS WIDE SPECTRUM OF MECHANICAL PROPERTIES

1) Includes pending and awarded patents
2) Company estimates comparing Essentium product line against others in the marketplace
3) Multi-walled Nano Tube

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HSE Proprietary Multilayered Materials – PCBA Applications

HSE Proprietary Multilayered Materials – EMS Applications

33 Upper Case Assembly ~9,200 Fixtures • Machining — 3,600 • Finishing — 1,200 • Anodizing — 200 • Post Anodize Machining — 170 • Inspection — 4,250 Screen Assembly ~4,200 Fixtures • Machining — 1,500 • Finishing — 800 • Anodizing — 200 • Inspection — 1,700 Aluminum Chassis ~3,200 Fixtures • Stamping — 80 • Trimming — 320 • Machining — 900 • Anodizing — 170 • Inspection — 1,700 Motherboard ~1,500 Fixtures • SMT — 1,500 • Testing — 40 ESSENTIUM’S HSE ECOSYSTEM CAN CREATE THE 15,000+ FIXTURES THAT ARE REQUIRED TO MANUFACTURE AND ASSEMBLE A SINGLE LAPTOP MODEL © Essentium 2021 – Confidential

HSE Proprietary ESD - Safe Materials Relevant for functional applications across the EV landscape such as: • Power electronics • Energy storage • Autonomous - and connected - vehicle sensor packaging

O rthotic and prosthetic parts are difficult to mass produce due to a variety of customization requirements and geometric complexity Essentium manufactures parts at scale that meet each customer’s specific needs, measurement, and use Enables customers’ access to custom designed and comfortable orthotics and prosthetics, instantaneously improving comfort, fit, and speed Problem Solution Impact ESSENTIUM PRINTED PROSTHETIC DEVICES IN CONJUNCTION WITH PARTNERS © Essentium 2021 – Confidential 35 Case Study: Advancing Orthotics and Prosthetics

© Essentium 2021 – Confidential 36 Capable of Producing Solutions for Mission - Critical Applications Indirect and Direct Solutions… Tooling Injection Molding, Composite Layup, Electronics Encapsulation, Resin Molding, Blow Molding Jigs and Fixtures CNC Clamps, Welding Fixtures, Press Tooling, PCB routing, Wave Solder, Conformal Coating Masking Surface Preparation, Surface Treatment End - Use Parts Aerospace: Wing supports, Landing Gear, Window Covers, Wind Supports, Cooling Ducts Automotive: Battery Covers, Connectors, Fuel Lines Energy and Alternatives: Gaskets and Seals Aerospace End - Use Airworthy Maintenance, Repair, and Overhaul Ground Support Automotive Electric Vehicles Internal Combustion Engines Energy and Alternatives Oil and Gas Electric Grid Infrastructure Hydrogen Energy Storage …Servicing Mission Critical Verticals… …with Demonstrated Customer Impact • 80% cost reduction per unit 1 • Parts completed up to 8x faster on average than incumbent solution 1 • 70% savings in both cost per unit and manufacturing time 1 • 95% cost reduction per unit 1 • 85% lead time reduction from 12 weeks to one day 1 1) Data provided in collaboration with Customer

Compelling Financial Combination of Significant Revenue Growth with Outstanding Unit Economics

Clear Organic Growth Vision

1	**Land and Expand**	• Expand presence with existing installed base • Leverage existing customer wins and reseller network to win new logos • Execute on $3.4bn in line-of-sight sales addressable revenue opportunities[1]
2	**Systems**	• Accelerate competitive advantage through innovation roadmap • Advance metal capabilities • Develop multi-modal (metal and polymer) printers
3	**Materials**	• Expand suite of innovative application-centric novel polymers, composites, and metals • Continue to drive materials attachment with growing systems installed base
4	**Digital Suite**	• Deliver industry-leading build preparation SaaS suite • Unlock digital thread solution for additive manufacturing
5	**Focused and Complimentary M&A**	• Highly actionable pipeline of transformative target candidates • Emphasis on acquisitions to accelerate systems, software, and channel access



1) Sales pipeline represents total lifetime value of identifiable customer opportunities over the next three to five years

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1 31 Systems Demonstrated Ability to Deliver Tangible Value to Customer © Essentium 2021 – Confidential 39 K e y A pp l i c at io n • Service Tools • Flight - safe Parts 80% Cost Reduction per Unit ~ 5x Average Time Saved for Printed Parts 1 9 Systems K e y A pp l i c at io n • Personal Protective Equipment ~ 96% Average Daily Utilization Rate 1 25 Days Average Runtime Days per Month 1 1 3 Systems K e y A pp l i c at io n • Polymer Aerospace Parts • Personal Protective Equipment ~ 71% Lifetime Utilization Rate 2 25 Days Average Runtime Days per Month 1 1) When used in production. Based on client data and management estimates 2) Based on materials sales data 3) Includes three systems that are expected to be delivered by December 31, 2021 3

High-Visibility Enabled by Robust Organic Revenue Opportunity

CY2021E Revenue Opportunity ($ in Millions)



$30.3
$6.7
CY2021E Revenue: $19.4mm
$20.1
$3.4
Recurring Revenue from Installed Base¹
Projected Sales in 2021²
Additional Pipeline Opportunity³
Total Revenue Opportunity

CY2022E Revenue Opportunity ($ in Millions)



Launch of HSE 280i in 2021 and HSE 240 in 2022 expected to expedite sales cycle
$153.1
$103.0
CY2022E Revenue: $72.8mm
$40.2
$9.9
Recurring Revenue from Installed Base and Backlog¹
Projected Sales in 2022²
Additional Pipeline Opportunity³
Total Revenue Opportunity

SIGNIFICANT TOTAL PIPELINE OF ~280 CUSTOMERS COMPRISING ~$3.4 BILLION IN LIFETIME VALUE REVENUE OPPORTUNITIES

1) Recurring revenue defined as ARR less digital suite subscription; ARR defined as annual materials, training and services revenue
2) Data as of Q2 2021; Revenue opportunity assumes initial machine sale and ARR at mid-year convention to account for sales made throughout the year. Includes existing systems and materials customers revenue opportunity assuming initial machine sale and ARR at mid-year convention
3) Includes key target accounts, reseller accounts, and new revenue opportunities and is based on Essentium management projections

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Highly Attractive Projected System Economics



Illustrative Recurring Revenue Model (1,2,3)
($ in Thousands)
Year 1 upfront revenue from sale of system
Upfront revenue from sale of system and Year 1 revenue from consumables4
Estimated Cumulative 10-year system and recurring consumables sales
Total revenue opportunity is 4.8x5 of initial sale
$169.8
49.9%
$84.7
$236.3
52.8%
$124.7
$819.3
58.1%
$476
Y1 System
Y1 Total
10-Year Cumulative
Revenue
Gross Profit
Gross Margin



Cumulative Installed Base of Systems
(# in Units)
CAGR: 207%
85
535
1,855
4,235
7,555
2021E
2022E
2023E
2024E
2025E

PROJECTED GROWTH OF INSTALLED BASE DRIVES STICKY AFTERMARKET REVENUES AND PROFITABILITY

1) Per unit system, materials, services, and software revenue and gross profit calculated based on average per machine figures for HSE 180, HSE 240 and HSE 280 Metal units; excludes revenue and gross profit per unit from the sale of Collider systems. On 7/20/2021, Essentium announced its proposed acquisition of Collider; the transaction is expected to close in 1st quarter of 2022, subject to applicable board / regulatory approvals
2) Average initial machine sales price includes potential reseller discount
3) Assumes no HSE 240 Machine revenue or gross profit generation after year 8
4) Includes materials, services and software
5) $819 (in thousands) in 10-Year revenue divided by $170 (in thousands) in revenue from upfront machine sale.

Figure is based on Essentium management projections/estimates

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2021E 2022E 2023E 2024E 2025E 1) Total number of customers as of Sep 2021 2) Excludes one time DoD services revenue (%) 3) Includes one time DoD services revenue Positioned for Rapid Organic Growth Over the Next 5 Years 545 Total Number of Customers 51% Gross Margin Expected in 2021E $3.4bn Total Addressable Revenue Opportunities FURTHER EXPANSION OF ECOSYSTEM OFFERINGS, EXECUTION AGAINST LINE - OF - SIGHT SALES ADDRESSABLE REVENUE OPPORTUNITIES, AND COMPOUNDING RECURRING REVENUE DRIVE STRONG ORGANIC GROWTH AND PROFITABILITY FORECASTS 85 450 1,320 2,380 3,320 ($Millions) Revenue Systems Sold ARR % of Total Revenue © Essentium 2021 – Confidential 42 1 55% Recurring Revenue Expected in 2025E 13.7% 2 37.5% 47.2% 54.9% 49.8% $19.4 3 $72.8 $212.4 $399.4 $688.3

Adjacent M&A Strategy Complementary to the Core Essentium Organic Competitive Advantage

Software M&A Criteria

Key Criteria: Assets that augment Essentium's build-prep and workflow software and digital thread

Artificial Intelligence / Machine Learning

- Expands software capabilities and maximizes manufacturing efficiency
- Accelerates adoption of additive manufacturing across the factory floor
- Improves digital thread management

CAM[1] and Other Engineering Software

- Enhances software offerings in the Essentium ecosystem
- Bolstering third party CAD[2] suppliers' capabilities

Hardware M&A Criteria

Key Criteria: Complementary hardware technology enabling Essentium to address a larger array of applications

Voxel-Level Printing

- Greater design freedom
- Enhanced material gradient control
- Ability to optimize lattice structure and topology

Macroscale Printing

- Expands industrial materials into functional composites and composite structures
- Levels-up the mechanical property profile to that of continuous- and non-woven fiber composites
- Achieves long-term cyclic-fatigue performance for motorsport and related high-performance applications

CLEARLY DEFINED M&A STRATEGY FOCUSED ON SYNERGISTIC TECHNOLOGY ACQUISITIONS

1) Computer aided manufacturing
2) Computer aided design

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Rapid Revenue Growth and Strong Margins 2020A 2021E 2022 E 2023 E 2024 E 2025 E ARR 1 $ 1.3 $ 2.7 $ 27.3 $ 100.2 $ 198.8 $ 378.0 % of Total Revenue 8.3% 13.7% 37.5% 47.2% 49 . 8% 5 4.9 % Revenue $ 15.1 $ 19.4 $ 72.8 $ 212.4 $ 399.4 $ 688.3 % Growth 526.0% 58.8% 274.6% 191.6% 88.0% 72.3% Cost of Goods Sold (7.9) (9.7) (35.5) (96.8) (177.7) (297.4) Gross Profit $ 7.2 $ 9.8 $ 37.4 $ 115 . 6 $ 221 . 7 $ 3 90.8 % Gross Margin 47.6% 5 0.3% 51.3% 5 4 . 4% 5 5.5% 5 6 . 8 % Operating Expenses (19.8) (48.8) (111.9) (155.9) (206.0) (247.3) Adjusted EBITDA 3 $ (11.7) $ (36.6) $ (71.7) $ (36.7) $ 20.9 $ 152.8 % Adjusted EBITDA Margin N.M. N.M. N.M. N.M. 5.2% 22.2% Capital Expenditures 4.0 2.2 3.6 6.9 19.5 29.3 % of Total Revenue 26.4% 11.3% 4.9% 3.3% 4.9% 4.3% Free Cash Flow 4 (15.5) (38.8) (75.3) (43.6) 1.3 123.5 % FCF Margin N.M. N.M. N.M. N.M. 0.3% 17.9% Fiscal Year Ending December 31 Note: N.M. denotes non - meaningful information 1) ARR calculated as sum of Materials, Services and Software revenue, and excludes one - time DoD Services revenue in 2020A and 20 21E 2) Represents growth rate after adjusting for $2.9mm of COVID - related revenue in 2020A 3) Adjusted EBITDA is defined as net income (loss), calculated in accordance with GAAP, plus interest expense, interest and o the r income, other expenses, income tax expense, net and depreciation and amortization expense. Adjusted EBITDA Margin is defined as is defined as net income (loss), calculated in accordance with GAAP, plus interest expense, interest and other income, other expenses, income tax expe ns e, net and depreciation and amortization expense as a percentage of revenue. For a reconciliation of Adjusted EBITDA to its most directl y comparable GAAP measure, please see the appendix 44 4) Free Cash Flow is defined as GAAP operating income, plus depreciation and amortization, less capital expenditure. Free Cash Flow Margin is defined as operating income, plus depreciation and amortization less capital expenditure as a percentage of revenue. For a reconciliation of Free Cash Flow to its most directly comparable GAAP measure, please see the appendix © Essentium 2021 – Confidential 2 2

Transaction with Compelling Near - Term Valuation and Long - Term Upside © Essentium 2021 – Confidential 45

Detailed Transaction Overview

Transaction Summary

- Essentium to merge with Atlantic Coastal at a Pro Forma enterprise value of $974mm (~4.6x '23E revenue)
- 100% primary proceeds, with existing Essentium shareholders rolling 100% of their equity; along with convertible note holders, will own ~64%[1,3] of the Pro Forma company
- 30mm earn-out shares to sellers with 50% earned at $15.00 and 50% earned at $20.00[5,6]
- Transaction will fully fund Essentium's business plan

Sources and Uses

Sources ($mm)	Amount	%
Essentium Rollover Equity & Convertible Note Holders	$841	68.0%
ACAH Cash in Trust[1]	345	27.9%
PIPE Proceeds	42	3.4%
Cash on Balance Sheet[2]	10	0.8%
Total Sources	**$1,237**	**100.0%**

Uses ($mm)	Amount	%
Essentium Rollover Equity & Convertible Note Holders	$841	68.0%
Estimated Transaction Expenses	50	4.0%
Cash to Balance Sheet[1,2]	346	28.0%
Total Uses	**$1,237**	**100.0%**

Illustrative Pro Forma Valuation

Pro Forma Capitalization	Amount
Share Price at Merger	$10.00
Total Shares Outstanding[1,3]	131.5
Pro Forma Equity Value ($mm)	**$1,315**
(-) Pro Forma Cash[4]	(346)
(+) Pro Forma Debt[4]	6
Pro Forma Implied Enterprise Value ($mm)	**$974**
Multiples	
CY2023E Revenue	$212
Implied Multiple	*4.6x*
CY2023E Gross Margin	$116
Implied Multiple	*8.4x*

Illustrative Post-Transaction Ownership[1,3,4,5]



3.2%
6.6%
26.2%
64.0%
Existing Essentium Shareholders and Convertible Note Holders[3]
SPAC Investors
PIPE Investors
ACAH Sponsor

1) Assumes no redemptions
2) Includes proceeds received from outstanding Essentium convertible notes with outstanding principal amount of $34.3mm as of 11/28/2021
3) Includes shares issued from conversion of convertible note, which has an estimated closing balance (including accumulated PIK interest and commitment fee) of $40.5mm, $9.00 per share conversion price and closing date of 03/15/2022
4) Existing Cash on Balance Sheet and Debt as of 12/31/2021; Pro Forma Cash includes existing Cash on Balance Sheet and assumes no redemptions by ACAH existing shareholders
5) Assumes a nominal share price of $10.00 per share; Pro Forma ownership excludes impact of ACAH warrants and earn-out
6) 50% of the earn-out shares to be released on the date on which the closing price of the surviving company's common stock equals or exceeds $15.00 per share for any 20 trading days within a 30-trading day period following the closing of the acquisition, and the remaining 50% of the earn-out shares to be released on the date on which the closing price of the surviving company's common stock equals or exceeds $20.00 per share for any 20 trading days within a 30-trading day period following the closing of the acquisition

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Traditional Additive Manufacturing 1 • Traditional additive manufacturing players • Mature and lower growth businesses • Predominantly levered to additive 1.0, prototyping, and legacy capabilities © Essentium 2021 – Confidential Advanced Additive Manufacturing Industry 4.0 3D Design & Simulation Peers Commentary • Advanced additive manufacturing systems and materials providers • Accelerated growth and comparable margin trajectories similar to Essentium • Recent SPAC transactions • Digitizing manufacturing to optimize supply chains and create intelligent, autonomous systems • High - growth businesses levered to robust macro trends including IoT, big data, cybersecurity, cloud computing, and AI • Industry leaders with broad design and engineering software platforms • Mature high - growth businesses with majority of revenue from software subscriptions • Digital solutions transforming the ways physical products are engineered, manufactured, and serviced; increasingly levered to Industry 4.0 Understanding the Universe of Additive and Digital Manufacturing Technologies 47 1) Considered but not included in the comp set

Essentium is a Unique Investment in the Additive Manufacturing Industry

- **The $974 million Pro Forma enterprise value is underpinned by proven, market-leading technology and clear line-of-sight into $3.4bn+[1] of addressable revenue opportunities**
    - High visibility into near-term financial performance backed by proven results from the world's most demanding customers
    - Highly selective technology **acquisitions in key adjacent areas drive future upside** to the financial plan

- **Compelling valuation upside for an additive manufacturing company: Essentium's 4.6x 2023 EV / Revenue is lower than the selected peers which are valued at a median of 10.4x[4] 2023 EV / Revenue[2]**
    - Essentium has near-term revenue growth that is over 10.8x[3] the median of the selected peers
    - Relative valuation analysis shows a discount to its selected peers

1) As assessed by Essentium management, total revenue opportunity includes lifetime value of machine including initial machine purchase, yearly materials purchase and software over a 10-year machine life
2) Source: Capital IQ, Company Presentations, Wall Street Research; market data as of 11/29/2021; Pro Forma valuation excludes impact of warrants and earn-out
3) Near-term growth rate defined as 2021E - 2023E per consensus estimates
4) Only core comps, excludes traditional additive

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Category 1 Category 2 Category 3 Category 4 Category 5 Category 6 Category 7 Category 8 Category 9 Category 10 Category 12 Selected Peers Valuation Benchmarking EV / NTM Revenue 1,4 © Essentium 2021 – Confidential 49 Overall Median: 13.3x 2 Advanced Additive Mfg. Industry 4.0 3D Design & Simulation Traditional Additive Mfg. Core Comparable Companies Traditional Additive Mfg. Median 3 38.7x 31.5x 17.8x 21.5x 19.9x 17.2x 13.9x 12.7x 12.1x 7.5x 4.5x 7.6x 10.5x 15.2x 32.3x Note: Dashed box represents EV / NTM revenue multiples at time of transaction announcement 1) Source: Capital IQ, Company Filings, Company Presentations, Wall Street Research; market data as of 11/29/2021; Pro Forma val uat ion excludes impact of warrants and earn - out 2) Excludes Traditional Additive Manufacturing peer set 3) Represents median multiples of the Traditional Additive Manufacturing peer set (3D Systems, Materialise and Stratasys ) 4) Desktop Metal‘s EV adjusted for impact of Brewer Dental and May Dental acquisitions; 3D Systems’ TEV adjusted for impact of V olu metric acquisition with expected completion in Q4 of 2021

Transaction Priced at a Discount to Peers


Implied Enterprise Value Based on Broad Manufacturing Peer Companies' Current Trading Valuations[1]
Transaction Valuation
Comparable Companies
Discounted Value of Comparable Companies
Pro Forma Valuation
$2,974
$2,549
$2,478
$2,124
58% Discount
$974[2]
Implied Future Enterprise Value
Implied Discounted Enterprise Value
Pro Forma Enterprise Value
(Discount rate: 20%)

EV / CY2023E Revenue			
$212mm[3]	12.0x – 14.0x CY2023E Revenue	12.0x – 14.0x CY2023E Revenue	4.6x CY2023E Revenue

Summary of Valuation Approach

- Applies a range of 12.0x – 14.0x to Essentium's CY2023E revenue to reach an implied enterprise value. The implied enterprise value is discounted back 1 year at a 20% discount rate to reach the implied discounted enterprise value
  - The multiples range is centered around the EV / NTM Revenue median (+~1.0x / -~1.0x) of Essentium's broad manufacturing peers[1]

1) Source: Capital IQ, Company Filings, Company Presentations, Wall Street Research; market data as of 11/29/2021; Pro Forma valuation excludes impact of warrants and earn-out
2) Assumes no redemptions by Atlantic Coastal Acquisition Corp.'s existing shareholders and transaction expenses of approximately $50mm
3) Denotes Essentium management estimates

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Appendix © Essentium 2021 – Confidential 51

4.6x 18.7x 14.8x 12.5x 10.7x 10.1x 10.0x 5.0x 7.1x Traditional Additive Mfg. Median 3 6.6x 5.6x 4.0x Summary Valuation Benchmarking EV / CY24E Revenue 1,4,5 Peer Median: 10.4x 2 EV / CY23E Revenue 1,5 Advanced Additive Mfg. Industry 4.0 3D Design & Simulation Traditional Additive Mfg. Core Comparable Companies 52 © Essentium 2021 – Confidential 12.8x 7.4x 2.4x 17.2x 11.4x 11.2x 9.7x 9.1x 6.1x 4.2x Traditional Additive Mfg. Median 3 3.7x 4.0x 4.0x 5.5x Peer Median: 8.0x 2 2.8x 6.9x 7.0x 4.7x 3.6x 3.1x Note: Dashed box represents EV / CY23E & EV / CY24E revenue multiples at time of transaction announcement 1) Source: Capital IQ, Company Filings, Company Presentations, Wall Street Research; market data as of 11/29/2021; Pro Forma val uat ion excludes impact of warrants and earn - out 2) Excludes Traditional Additive Manufacturing peer set 3) Represents median multiples of the Traditional Additive Manufacturing peer set (3D Systems, Materialise and Stratasys ) 4) CY24E revenue data unavailable for 3D Systems and Stratasys 5) Desktop Metal‘s EV adjusted for impact of Brewer Dental and May Dental acquisitions; 3D Systems’ TEV adjusted for impact of V olu metric acquisition with expected completion in Q4 of 2021

Summary Valuation Benchmarking

Core Comparable Companies

- Advanced Additive Mfg.
- Industry 4.0
- 3D Design & Simulation
- Traditional Additive Mfg.

EV / CY23E Gross Profit[1,4,5]



Peer Median: 14.3x²
8.4x
28.7x
24.6x
24.4x
31.1x
21.2x
14.7x
14.3x
12.5x
8.4x
11.7x
11.4x
10.9x
8.1x
N/A
7.6x
COGNEX
VELO
AUTODESK
ptc
KEYENCE
Traditional Additive Mfg. Median³

EV / CY24E Gross Profit[1,4,5]



Peer Median: 9.5x²
4.4x
21.8x
13.1x
14.6x
11.2x
9.7x
9.2x
9.1x
7.4x
7.0x
4.6x
8.0x
6.0x
N/A
N/A
6.7x
COGNEX
VELO
AUTODESK
ptc
KEYENCE
Traditional Additive Mfg. Median³

Note: Dashed box represents EV / CY23E & EV / CY24E gross profit multiples at time of transaction announcement

1) Source: Capital IQ, Company Filings, Company Presentations, Wall Street Research; market data as of 11/29/2021; Pro Forma valuation excludes impact of warrants and earn-out

2) Excludes Traditional Additive Manufacturing peer set

3) Represents median multiples of the Traditional Additive Manufacturing peer set (3D Systems, Materialise and Stratasys)

4) CY23E gross profit data unavailable for Keyence; CY24E gross profit Data unavailable for 3D Systems, Dassault Systems, Keyence and Stratasys

5) Desktop Metal's EV adjusted for impact of Brewer Dental and May Dental acquisitions; 3D Systems' TEV adjusted for impact of Volumetric acquisition with expected completion in Q4 of 2021

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Essentium Provides Compelling Value Against the Advanced Additive Manufacturing Peers

BUSINESS OVERVIEW	ESSENTIUM	Desktop Metal	Markforged	VELO3D
Long-Term TAM ($bn)	$318	$146	$115	$180
Patents[1]	150+	300+	170+	48+
Applications	Production of high-value parts for both high-reliability and high-velocity sectors	Mass production of low-cost parts for consumer and automotive	Production of low-cost parts for industrial, aerospace, defense, medical, and automotive	Production of high-value parts for aerospace, energy, and industrial
Materials Strategy	Thermoplastic Polymers, Photopolymers, Composites, and Metals[2]	Composites, Metals, and Photopolymers[3]	Composites and Metals	Metals
Select Customers	U.S. Air Force, flex, DELTA, Reebok, mercury	EATON, Georgia-Pacific, GOODYEAR, TOYOTA	DANA, FritoLay, Saint-Gobain, Siemens Energy, U.S. Air Force	Aerojet Rocketdyne, Chromalloy, Honeywell, Lam Research, Raytheon Technologies

1) TAM defined in detail on page 21 for Essentium; Peer stats are as presented in company materials
2) In development
3) Photopolymers added per recent acquisition of Adaptive3D

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$ in millions 2020A 2021E 2022 E 2023 E 2024 E 2025 E Net Income Plus (Less): Interest Expense Interest and Other Income Other Expenses Income Tax Expense, Net Depreciation & Amortization Adjusted EBITDA Fiscal Year Ending December 31 55 Reconciliation of Non - GAAP Metrics ($12.4) $0.2 (0.4) 0.0 - 1.1 ($11.5) ($47.1) $0.1 (0.0) 7.9 - 2.4 ($36.6) ($74.6) $0.1 - - - 2.8 ($71.7) ($40.3) $0.0 - - - 3.6 ($36.7) $15.7 $0.0 - - - 5.2 $20.9 $143.5 $0.0 - - - 9.3 $152.8 $ in millions 2020A 2021E 2022 E 2023 E 2024 E 2025 E Operating Income Plus (Less): Depreciation & Amortization Capital Expenditures Free Cash Flow ($12.6) 1.1 (4.0) ($15.5) ($39.0) 2.4 (2.2) ($38.8) ($74.5) 2.8 (3.6) ($75.3) ($40.3) 3.6 (6.9) ($43.6) $15.7 5.2 (19.5) $1.3 $143.5 9.3 (29.3) $123.5 Fiscal Year Ending December 31 © Essentium 2021 – Confidential

Risk Factors © Essentium 2021 – Confidential 56 Risks Relating to Essentium’s Business and Industry • We are an early - stage company with a history of losses. We have not been profitable historically and may not achieve or maintain profitability in the future. • Our limited operating history and rapid growth makes evaluating our current business and future prospects difficult and may increase the risk of your investment. • We may not timely and effectively scale and adapt our existing technology, processes, and infrastructure to meet the needs of our business. • Our operating results and financial condition may fluctuate from period to period and may fall below expectations in any particular period, which could adversely affect the market price of our common stock. • The additive manufacturing industry in which we operate is characterized by rapid technological change, which requires us to continue to develop new products and innovations to meet constantly evolving customer demands and which could adversely affect market adoption of our products. • The additive manufacturing industry is competitive. We expect to face increasing competition in many aspects of our business, which could cause our operating results to suffer. • Increased consolidation among our customers, suppliers and competitors in the advanced manufacturing industry may have an adverse effect on our business and results of operations. • We have generated substantially all of our revenues to date from the sale of a limited number of products. • We may experience significant delays in the design, production, and launch of additional additive manufacturing products, and we may be unable to successfully commercialize products on our planned timelines. • Changes in our product mix may impact our gross margins and financial performance. • Our failure to meet our customers’ price expectations would adversely affect our business and results of operations. • Declines in the prices of our products and services, or in our volume of sales, together with our relatively inflexible cost structure, may adversely affect our financial results. • Our business model is predicated, in part, on building a customer base that will generate a recurring stream of revenues through the sale of our hardware, consumables and service contracts. If that recurring stream of revenues does not develop as expected, or if our business model changes as the industry evolves, our operating results may be adversely affected. • If demand for our products does not grow as expected, or if market adoption of additive manufacturing does not continue to develop, or develops more slowly than expected, our revenues may stagnate or decline, and our business may be adversely affected. • Defects in new products or in enhancements to our existing products that give rise to product returns or warranty or other claims could result in material expenses, diversion of management time and attention, and damage to our reputation. • We are, and have been in the recent past, subject to litigation. • [We depend on our network of resellers and our business could be adversely affected if they do not perform as expected.] • Our operations could suffer if we are unable to attract and retain key management or other key employees. • We depend on a limited number of third - party contract manufacturers for substantially all of our manufacturing needs. If these third - party manufacturers experience any delay, disruption or quality control problems in their operations, including due to the COVID - 19 pandemic, we could lose market share and our brand may suffer. • If our suppliers become unavailable or inadequate, our customer relationships, results of operations, and financial condition may be adversely affected. • Our third - party contract manufacturers’ facilities, and our suppliers’ and our customers’ facilities, are vulnerable to disruption due to natural or other disasters, strikes, and other events beyond our control. • If we fail to grow our business as anticipated, our net sales, gross margin, and operating margin will be adversely affected. If we grow as anticipated but fail to manage our growth and expand our operations accordingly, our business may be harmed and our results of operation may suffer. • Our existing and planned global operations subject us to a variety of risks and uncertainties that could adversely affect our business and operating results. Our business is subject to risks associated with selling machines and other products in non - United States locations. • As part of our growth strategy, we intend to acquire or make investments in other businesses, patents, technologies, products, or services. Our failure to do so successfully could disrupt our business and have an adverse impact on our financial condition. • As we acquire and invest in companies or technologies, we may not realize expected business, technological or financial benefits and the acquisitions or investments could prove difficult to integrate, disrupt our business, dilute stockholder value and adversely affect our business, results of operations, and financial condition. • We may require additional capital to support business growth, and this capital might not be available on acceptable terms, if at all. • We may be unable to consistently manufacture our products to the necessary specifications or in quantities necessary to meet demand at an acceptable cost or at an acceptable performance level. • [In the future, some of our arrangements for additive manufacturing products may contain customer - specific provisions that may impact the period in which we recognize the related revenues under GAAP.] • We could be subject to personal injury, property damage, product liability, warranty and other claims involving allegedly defective products that we supply. • We could face liability if our additive manufacturing products are used by our customers to print dangerous objects. • Failure of our global operations to comply with anti - corruption laws and various trade restrictions, such as sanctions and export controls, could have an adverse effect on our business. • We are subject to environmental, health and safety laws and regulations related to our operations and the use of our additive manufacturing systems and consumable materials, which could subject us to compliance costs and/or potential liability in the event of non - compliance. • Aspects of our business are subject to privacy, data use, and data security regulations, which could increase our costs. • If we experience a significant cybersecurity breach or disruption in our information systems or any of our partners’ information systems, our business could be adversely affected. • We rely on our information technology systems to manage numerous aspects of our business and a disruption of these systems could adversely affect our business. • Our current levels of insurance may not be adequate for our potential liabilities. • Because the additive manufacturing market is rapidly evolving, forecasts of market growth in this proxy statement/consent solicitation statement/prospectus may not be accurate, and even if the markets in which we compete achieve the forecasted growth, there can be no assurance that our business will grow at similar rates, or at all. • Our business activities may be disrupted due to the outbreak of the COVID - 19 pandemic. • Global economic, political and social conditions and uncertainties in the market that we serve may adversely impact our business. • Third - party lawsuits and assertions to which we are subject alleging our infringement of patents, trade secrets, or other intellectual property rights may have a significant adverse effect on our financial condition.

Risk Factors (Cont’d) © Essentium 2021 – Confidential 57 • We may incur substantial costs enforcing and defending our intellectual property rights. • If we are unable to adequately protect or enforce our intellectual property rights, such information may be used by others to compete against us, in particular in developing consumables that could be used with our printing systems in place of our proprietary consumables. • Our internal controls over financial reporting currently do not meet all of the standards contemplated by Section 404 of Sarbanes - Oxley Act of 2002 (the "Sarbanes - Oxley Act"), and failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes - Oxley Act could impair our ability to produce timely and accurate financial statements or comply with applicable regulations and have a material adverse effect on our business. • Fluctuations in the cost and availability of raw materials, equipment, labor, and transportation could cause manufacturing delays or increase our costs. • [Our additive manufacturing software contains third - party open - source software components, and failure to comply with the terms of the underlying open - source software licenses could restrict our ability to sell our products.] Risks Related to Sales of Products to U.S. and Foreign Governments • A significant portion of our business depends on sales to the public sector, and our failure to receive and maintain government contracts or changes in the contracting or fiscal policies of the public sector could have a material adverse effect on our business. • Government programs are limited by budgetary constraints and political considerations and are subject to uncertain future funding levels that could result in the termination of programs. • We are subject to audits by the U.S. government which could adversely affect our business. • Our business is subject to laws and regulations that are more restrictive because we are a contractor and subcontractor to the U.S. government. • Our contracts with governments may impose requirements that may be unfavorable to us and that may have a material adverse effect on our growth prospects and operating results. Risks Related to Becoming a Public Company • We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives. • We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our common stock less attractive to investors. • If securities or industry analysts do not publish research or reports or publish unfavorable research or reports about our business, our stock price and trading volume could decline. • If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting, and the trading price of our common stock may decline. • Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud. • Changes in accounting rules and regulations, or interpretations thereof, could result in unfavorable accounting charges or require us to change our compensation policies. • Provisions in our proposed charter documents and under Delaware law could discourage a takeover that stockholders may consider favorable and may lead to entrenchment of management. • Our proposed certificate of incorporation will provide that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between us and our stockholders and that the federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees. Risks Related to the Business Combination • Each of ACAH and Essentium will incur significant transaction costs in connection with the Business Combination. • The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the Business Combination may not be completed. • The ability to successfully effect the Business Combination and the combined company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Essentium. The loss of such key personnel could negatively impact the operations and financial results of the combined business. • There is no assurance that a stockholder’s decision whether to redeem its shares for a pro rata portion of ACAH’s trust account will put the stockholder in a better future economic position. • If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of ACAH’s securities or, following the consummation of the Business Combination, the combined company’s securities, may decline. • A market for the combined company’s securities may not develop, which would adversely affect the liquidity and price of such securities. • There can be no assurance that the combined company’s securities will be approved for listing on the Nasdaq Capital Market (“Nasdaq”) or that the combined company will be able to comply with the continued listing standards of Nasdaq. • Directors of ACAH have potential conflicts of interest in recommending that ACAH’s stockholders vote in favor of the adoption of the Business Combination. • ACAH may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holders of ACAH warrants, thereby making such warrants worthless. • Further, even if the Business Combination is completed, there can be no assurance that ACAH’s warrants will be in the money during their exercise period, and they may expire worthless. • If ACAH seeks stockholder approval of the Business Combination, its sponsor, directors, officers, advisors and their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of ACAH’s Class A common stock or warrants. • If ACAH seeks stockholder approval of the Business Combination, its sponsor, officers and directors have agreed to vote in favor of such Business Combination, regardless of how its public stockholders vote. • The ability of ACAH’s public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the Business Combination would be unsuccessful. • ACAH is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, its stockholders may have no assurance from an independent source that the price it is paying for the business is fair to ACAH from a financial point of view. • Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. • The Business Combination or combined company may be materially adversely affected by the recent COVID - 19 outbreak. • Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect ACAH’s and the combined company’s business, including ACAH’s and the combined company’s ability to consummate the Business Combination, and results of operations.

Thank You

Questions: Shahraab@atlanticcoastalacquisition.com | Blake.Teipel@Essentium.com
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